UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2017

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 5, 2017, the G-III Apparel Group issued a press release to announce an update to its fourth quarter and full fiscal year ended January 31, 2017 net sales and net income estimates.

A copy of the Company’s January 5, 2017 press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	OTHER EVENTS.

On January 5, 2017, the Board of Directors (the “Board”) of G-III Apparel Group, Ltd. approved a Director Selection and Qualification Standards and Resignation Policy (the “Director Policy”). The Director Policy describes the Board’s criteria for selecting director nominees and the roles of the Board and the Nominating and Corporate Governance Committee in evaluating director independence and qualifications. In addition, the Director Policy provides that any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election must tender a written resignation to the Board. The Nominating and Corporate Governance Committee will consider the resignation and make a recommendation to the Board as to whether or not to accept or reject the resignation. Thereafter, the Board will deliberate and determine the action to be taken with respect to the tendered resignation. Following the Board’s determination, the Company will promptly publicly disclose the Board’s decision of whether or not to accept the resignation and the reasons for the decision. A copy of the Director Policy will be available in the “Investor Relations” section of the Company’s website at http://www.g-iii.com.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

99.1	Press release of G-III Apparel Group, Ltd., dated January 5, 2017.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: January 5, 2017

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of G-III Apparel Group, Ltd., dated January 5, 2017.